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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



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                                   Form 8-K


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      May 1, 1995
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                           INOTEK TECHNOLOGIES CORP.
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            (Exact name of registrant as specified in its charter)




          Delaware                  0-16101                    75-1986151
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(State or other jurisdiction      (Commission              (I.R.S. Employer
of incorporation)                 File Number)             Identification No.)



                    11212 Indian Trail, Dallas, Texas 75229
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                   (Address of principal executive offices)



Registrant's telephone number, including area code:    (214) 243-7000
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                                Not Applicable
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         (Former name or former address, if changed since last report)



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Item 4. Changes in Registrant's Certifying Accountant.

        On May 1, 1995, the Registrant dismissed Ernst & Young LLP as its auditors.

        On May 1, 1995, the Registrant engaged the firm of Grant Thornton LLP, Dallas, Texas, as its auditors to examine the books and accounts of the Registrant for the fiscal year ending May 31, 1995.

        The decision to dismiss Ernst & Young LLP and to engage Grant Thornton LLP as the new auditor was recommended by the Registrant's Audit Committee and approved by its Board of Directors.

        Ernst & Young LLP 's report on the financial statements of the Registrant for the two most recent years did not contain any adverse opinion or a disclaimer of opinion, nor were any reports qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

        Neither the Registrant nor any person acting on its behalf has, during the Registrant's two most recent fiscal years or any subsequent interim period preceding May 1, 1995, consulted with Grant Thornton LLP regarding the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Registrant's financial statements.

        The Registrant has requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Registrant in response to this Item and, if not, stating the respects in which it does not agree. A copy of Ernst & Young LLP's letter to the Securities and Exchange Commission confirming its agreement is attached as Exhibit 99.1 to the Current Report on Form 8-K.

Item 7. Financial Statements and exhibits

        (c) Exhibits. See Exhibit 99.1 for letter from Ernst & Young LLP to the Securities and Exchange Commission.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Inotek Technologies Corp.




Date: May 5, 1995                    By:   /s/ R. LEE SIMPSON
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                                           R. Lee Simpson
                                           Chief Financial Officer
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                                EXHIBIT INDEX


  Exhibit      Description
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   99.1        Letter from Ernst & Young LLP to the Securities and Exchange
               Commission.